Share capital and other contributed capital	12 Months Ended
Dec. 31, 2022
Disclosure of classes of share capital [abstract]
Share capital and other contributed capital

24. Share capital and other contributed capital

In May 2021, the shareholders resolved to issue 69,497 thousand warrants to secure the future delivery of shares under the 2021 Plan. During May 2022, the Company exercised 650 thousand warrants. As of December 31, 2022 and 2021, there were 68,847 thousand and 69,497 thousand warrants outstanding, respectively.

Upon exercise of the warrants in May 2022, 650 thousand ordinary shares were allotted and issued, and 387 thousand of these were converted to American Depositary Shares to be delivered to participants under the 2021 Incentive Award Plan related to the vesting of the May 2021 grant. In November 2022, an additional 156 thousand were converted to American Depositary Shares to be delivered to participants under the 2021 Incentive Award Plan related to the vesting of the November 2021 grant. The remaining balance is held as treasury shares to enable the Company's timely delivery of shares upon the exercise of outstanding share options and to meet future vesting of the RSUs.

As of December 31, 2022 and 2021, 592,320 thousand and 591,777 thousand ordinary shares were outstanding, respectively, and the par value per share was $0.00018 (SEK 0.0015). The Company had 107 thousand treasury shares as of December 31, 2022. The Company had no treasury shares as of December 31, 2021.

At an extraordinary general meeting held on March 15, 2021, a bonus issue with a registration date of March 22, 2021, was made. The bonus issue resulted in an increase in the share capital of $62.8 thousand (SEK 535.2 thousand). The number of shares were unchanged. The par value per share changed to $0.00017 (SEK 0.00148).

At an extraordinary general meeting on May 4, 2021, the shareholders of the Company approved to adopt new articles of association according to the Board’s proposal. As a consequence of the adoption of the new articles of association, the share classes were removed so that the Company only has ordinary shares.

On the date of the IPO, on May 20, 2021, the following transactions were carried out:

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A redemption of 58 thousand shares was made in order to maintain the economic values among the shareholders after the removal of share classes. The reduction took place through retirement of shares and the share capital was reduced by the amount of $10.35 (SEK 86.24).
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All outstanding warrants were exercised into 39,317 thousand ordinary shares and the share capital was increased by $7.1 thousand (SEK 59.0 thousand).
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6,124 thousand ordinary shares were issued to convert a portion of the shareholder’s loan and the share capital was increased by $1.1 thousand (SEK 9.2 thousand).
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A bonus issue was made. The bonus issue resulted in that the par value per share changed to $0.00018 (SEK 0.0015) through an increase in the share capital of $1.1 thousand (SEK 8.9 thousand). The number of shares remained unchanged.
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A new share issue was carried out consisting of 64,688 thousand shares which have been subscribed and allotted and the share capital was increased by $11.7 thousand (SEK 97.0 thousand).

The shares carry a voting power of one vote/share. All shares issued by the parent are fully paid.

As of December 31, 2022, other contributed capital of $1,628.0 million (2021: $1,628.1 million) consists of share premium, shareholders contribution and proceeds from warrant issues.

As of December 31, 2022, foreign currency translation reserve of $(171.5) million (2021: $(74.5) million) primarily consists of exchange differences occurring from the translation of foreign operations in another currency than the reporting currency of the Group (USD).

As of December 31, 2022, accumulated deficit of $(665.5) million (2021: $(308.4) million) consists of accumulated losses and share-based payments.